SP FUNDS S&P GLOBAL REIT SHARIA ETF

Schedule of Investments at August 31, 2021 (Unaudited)

	Shares	Value
Common Stocks - 99.8%
Real Estate Management & Services - 0.8%
AEW UK REIT PLC	12,873	$18,602
Home Consortium Ltd.	13,047	62,266
KLCCP Stapled Group - Stapled Security	43,803	72,180
		153,048
REITS - Apartments - 18.8%
Apartment Investment and Management Co.	10,516	75,505
AvalonBay Communities, Inc.	7,080	1,625,426
Camden Property Trust	6,195	929,498
Equity Residential	10,955	920,987
		3,551,416
REITS - Diversified - 29.4%
Arena REIT	24,530	74,759
Axis Real Estate Investment Trust	74,321	35,578
Charter Hall Social Infrastructure REIT	23,161	62,292
CoreSite Realty Corp.	3,027	449,116
Duke Realty Corp.	17,738	931,422
Equinix, Inc.	2,713	2,288,280
Goodman Property Trust	78,423	144,067
IMPACT Growth Real Estate Investment Trust	44,815	26,417
Ingenia Communities Group	20,712	97,333
PotlatchDeltic Corp.	4,698	244,061
PS Business Parks, Inc.	1,408	221,380
Sabana Shari'ah Compliant Industrial Real Estate Investment Trust	58,874	19,696
Weyerhaeuser Co.	25,299	910,764
WHA Premium Growth Freehold & Leasehold Real Estate InvestmentTrust	95,660	40,659
		5,545,824
REITS - Health Care - 0.9%
Community Healthcare Trust, Inc.	1,608	78,004
Impact Healthcare REIT PLC	24,641	39,813
Universal Health Realty Income Trust	897	53,130
		170,947
REITS - Manufactured Homes - 5.0%
Equity LifeStyle Properties, Inc.	10,987	934,664

REITS - Regional Malls - 0.2%
IGB Real Estate Investment Trust	111,988	45,797

REITS - Shopping Centers - 4.7%
Link REIT	95,803	881,368

REITS - Single Tenant - 0.2%
NETSTREIT Corp.	1,740	44,996

REITs - Storage - 12.0%
Public Storage	7,016	2,270,448

REITS - Warehouse & Industry - 27.8%
BWP Trust	34,267	101,679
EastGroup Properties, Inc.	2,772	499,681
First Industrial Realty Trust, Inc.	8,947	500,942
Frasers Property Thailand Industrial Freehold & Leasehold REIT	105,525	44,525
Prologis, Inc.	16,982	2,286,796
Rexford Industrial Realty, Inc.	9,303	576,135
Segro PLC	50,885	899,194
Terreno Realty Corp.	4,899	327,302
		5,236,254
Total Common Stocks
(Cost $16,207,513)		18,834,762

Total Investments in Securities - 99.8%
(Cost $16,207,513)		18,834,762
Other Assets in Excess of Liabilities - 0.2%		35,054
Total Net Assets - 100.0%		$18,869,816

REIT	Real Estate Investment Trust
Stapled Security	A stapled security is a type of financial instrument. It consists of two or more securities that are contractually bound to form a single salable unit; they cannot be bought or sold separately.

Summary of Fair Value Exposure at August 31, 2021 (Unaudited)

The SP Funds S&P Global REIT Sharia ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of August 31, 2021:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock (1)	$18,834,762	$–	$–	$18,834,762
Total Investments in Securities	$18,834,762	$–	$–	$18,834,762

(1) See Schedule of Investments for industry breakout.